Exhibit 10.1.4
AMENDMENT NO. 2
This AMENDMENT NO. 2 (this “Amendment”), dated as of November 27, 2020 and effective as of the Amendment No. 2 Effective Date (as hereinafter defined), is made and entered into by and among WYNN RESORTS FINANCE, LLC, a Nevada limited liability company (the “Borrower”), the GUARANTORS, each LENDER party hereto, and DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent for the Lenders under the Existing Credit Agreement (as hereinafter defined) (in such capacity, the “Administrative Agent”).
RECITALS:
WHEREAS, reference is hereby made to the Credit Agreement, dated as of September 20, 2019, as amended by Amendment No. 1, dated as of April 10, 2020 (as further amended, restated, amended and restated, replaced, supplemented, or otherwise modified prior to giving effect to the amendments contemplated by this Amendment, the “Existing Credit Agreement” and, after giving effect to the amendments contemplated by this Amendment, the “Credit Agreement”), among the Borrower, the Guarantors, the Lenders party thereto from time to time, the Administrative Agent, Deutsche Bank AG New York Branch, as collateral agent for the Secured Parties (as defined in the Credit Agreement), and the other parties thereto;
WHEREAS, the Borrower has requested certain amendments to the Existing Credit Agreement; and
WHEREAS, the Administrative Agent, the Borrower and the Lenders party hereto, constituting the Required Lenders, are willing to agree to such amendments pursuant to Section 13.04 of the Credit Agreement, subject to the terms and conditions set forth in this Amendment.
NOW, THEREFORE, in consideration of the premises and agreements, provisions, and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS

SECTION 1.1    DefinitionsExcept as otherwise expressly provided herein, capitalized terms used in this Amendment (including in the Recitals and the introductory paragraph above) shall have the meanings given in the Credit Agreement, and the rules of construction set forth in the Credit Agreement shall apply to this Amendment.
ARTICLE II
AMENDMENTS TO EXISTING CREDIT AGREEMENT

SECTION 2.1    Amendments to Existing Credit Agreement. The following amendments to the Existing Credit Agreement shall take effect and become operative upon the Amendment No. 2 Effective Date:

(a)    The definition of “Financial Covenant Relief Period” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended by replacing the term “April 1, 2021” contained in clause (x) thereof with the term “April 1, 2022”.
(b)    Section 10.06 of the Existing Credit Agreement is hereby amended by replacing the term “50%” contained in clause (i)(y) of the proviso thereof with the term “45%”.
(c)    Section 10.13 of the Existing Credit Agreement is hereby amended by replacing the term “$300,000,000” contained therein with the term “$325,000,000”.
ARTICLE III
REPRESENTATIONS AND WARRANTIES

SECTION 3.1    None of the execution, delivery and performance by any Credit Party of this Amendment nor the consummation of the transactions herein do or will (i) conflict with or result in a breach of, or require any consent (which has not been obtained and is in full force and effect) under (x) any Organizational Document of any Credit Party or (y) subject to Section 13.13 of the Credit Agreement, any applicable Requirement of Law (including, without limitation, any Gaming Law) or (z) any order, writ, injunction or decree of any Governmental Authority binding on any Credit Party or (ii) constitute (with due notice or lapse of time or both) a default under any Contractual Obligation or (iii) result in or require the creation or imposition of any Lien (except for the Liens created pursuant to the Security Documents and other Permitted Liens) upon any Property of any Credit Party pursuant to the terms of any such Contractual Obligation, except with respect to clauses (i)(y), (i)(z), (ii), or (iii) which would not reasonably be expected to result in a Material Adverse Effect.
SECTION 3.2    The representations and warranties contained in Article VIII of the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the Amendment No. 2 Effective Date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date); provided that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is (or was) true and correct in all respects.
ARTICLE IV
CONDITIONS TO THE AMENDMENT NO. 2 EFFECTIVE DATE

This Amendment shall become effective on the date (the “Amendment No. 2 Effective Date”) on which each of the following conditions is satisfied or waived:
SECTION 4.1    Execution of Counterparts. The Administrative Agent shall have received executed counterparts of this Amendment from each Credit Party, the Lenders constituting the Required Lenders, and the Administrative Agent.
SECTION 4.2    Corporate Documents. The Administrative Agent shall have received:
(a)    certified true and complete copies of the Organizational Documents of each Credit Party and evidence of all corporate or other applicable authority for each Credit Party (including board of directors (or other applicable governing authority) resolutions and evidence of the incumbency, including specimen signatures, of officers) with respect to the execution, delivery, and performance of this Amendment and the extensions of credit hereunder, certified as of the Amendment No. 2 Effective Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of each such Credit Party (or the member or manager or general partner of such Credit Party, as applicable) (provided that, in lieu of attaching such Organizational Documents and/or evidence of incumbency, such certificate may certify that (i) since the Closing Date (or such later date on which the applicable Credit Party became party to the Credit Documents), there have been no changes to the Organizational Documents of such Credit Party and (ii) no changes have been made to the incumbency certificate of the officers of such Credit Party delivered on the Closing Date (or such later date referred to above));
(b)    a certificate as to the good standing of each Credit Party as of a recent date, from the Secretary of State (or other applicable Governmental Authority) of its jurisdiction of formation; and
(c)    an Officer’s Certificate of the Borrower, dated the Amendment No. 2 Effective Date, certifying that the conditions set forth in Section 4.3 hereof have been satisfied.
SECTION 4.3    No Default or Event of Default; Representations and Warranties True. Both immediately prior to this Amendment and also after giving effect to this Amendment:
(a)    no Default or Event of Default shall have occurred and be continuing; and
(b)    each of the representations and warranties made by the Credit Parties in Article VIII of the Credit Agreement, Article III hereof and in the other Credit Documents shall be true and correct in all material respects on and as of the Amendment No. 2 Effective Date (it being understood and agreed that any such representation or warranty which by its terms is made as of an earlier date shall be required to be true and correct in all material respects only as of such earlier date, and that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on the applicable date).
SECTION 4.4    Fees. The Administrative Agent shall have received (a) for the account of each Lender that consents to this Amendment prior to the Amendment No. 2 Effective Date, a fee in an amount equal to 0.05% of the Commitments held by such consenting Lender on the Amendment No. 2 Effective Date and (b) all other fees required to be paid, and all expenses for which reasonably detailed invoices have been presented (including the reasonable fees and expenses of Cahill Gordon & Reindel LLP), on or before the Amendment No. 2 Effective Date.
SECTION 4.5    KYC Information. (a) The Administrative Agent shall have received at least five (5) days prior to the Amendment No. 2 Effective Date all documentation and other information reasonably requested in writing at least ten (10) days prior to the Amendment No. 2 Effective Date by the Administrative Agent that the Administrative Agent reasonably determines is required by regulatory authorities from the Credit Parties under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the Patriot Act and (b) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, at least three (3) days prior to the Amendment No. 2 Effective Date, any Lender that has requested, in a written notice to the Borrower at least five (5) days prior to the Amendment No. 2 Effective Date, a Beneficial Ownership Certification in relation to the Borrower shall have received such Beneficial Ownership Certification

(provided that, upon the execution and delivery by such Lender of its signature page to this Amendment, the condition set forth in this clause (b) shall be deemed to be satisfied).
SECTION 4.6    Repayment of Outstanding Revolving Loans. The Borrower shall have effected (or will, on the Amendment No. 2 Effective Date, effect) the repayment of at least $100.0 million of outstanding Revolving Loans under the Existing Credit Agreement on or before the Amendment No. 2 Effective Date (for purposes of clarification, without any reduction in Revolving Commitments).
ARTICLE V
VALIDITY OF OBLIGATIONS AND LIENS

SECTION 5.1    Reaffirmation. Each of the Credit Parties party hereto (a) acknowledges and agrees that all of such Credit Party’s obligations under the Security Documents and the other Credit Documents (as amended hereby) to which it is a party are reaffirmed and remain in full force and effect on a continuous basis as amended by this Amendment, (b) reaffirms each lien and security interest granted by it to the Collateral Agent for the benefit of the Secured Parties to secure the Secured Obligations and the guaranties of the Guaranteed Obligations made by it pursuant to the Existing Credit Agreement, and (c) acknowledges and agrees that the grants of liens and security interests by, and the guaranties of, the Credit Parties contained in the Existing Credit Agreement and the Security Documents are, and shall remain, in full force and effect after giving effect to this Amendment and the transactions contemplated hereby and thereby.
ARTICLE VI
MISCELLANEOUS

SECTION 6.1    Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of the Borrower and the Administrative Agent (acting at the direction of such Lenders as may be required under Section 13.04 of the Credit Agreement).
SECTION 6.2    Entire Agreement. This Amendment (including the Schedules and Exhibits) and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof. Each Lender party hereto, in its capacity as a Lender hereunder and in its capacity as a Lender under the Existing Credit Agreement, hereby consents to the amendments set forth herein.
SECTION 6.3    GOVERNING LAW. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSIES, DISPUTES, OR CAUSES OF ACTION (WHETHER ARISING UNDER CONTRACT LAW, TORT LAW OR OTHERWISE) BASED UPON OR RELATING TO THIS AMENDMENT, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW PRINCIPLES THAT WOULD APPLY THE LAWS OF ANOTHER JURISDICTION.
SECTION 6.4    SUBMISSION TO JURISDICTION; WAIVER OF VENUE; SERVICE OF PROCESS; WAIVER. EACH PARTY HERETO AGREES THAT SECTIONS 13.09(b), 13.09(c),

13.09(d), AND 13.09(e) OF THE CREDIT AGREEMENT SHALL APPLY TO THIS AMENDMENT MUTATIS MUTANDIS.
SECTION 6.5    Confidentiality. Each party hereto agrees that Section 13.10 of the Credit Agreement shall apply to this Amendment mutatis mutandis.
SECTION 6.6    No Advisory or Fiduciary Responsibility. Each party hereto agrees that Section 13.17 of the Credit Agreement shall apply to this Amendment mutatis mutandis.
SECTION 6.7    Severability. Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Amendment.
SECTION 6.8    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Amendment by facsimile or other electronic transmission (including portable document format (“.pdf”) or similar format) shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include an electronic symbol or process attached to a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record (each an “Electronic Signature”), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent.  Without limiting the generality of the foregoing, the Borrower hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and the Credit Parties, electronic images of this Amendment or any other Credit Documents (in each case, including with respect to any signature pages thereto)  shall have the same legal effect, validity and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity or enforceability of the Credit Documents based solely on the lack of paper original copies of any Credit Documents, including with respect to any signature pages thereto.
SECTION 6.9    Credit Document. This Amendment shall constitute a “Credit Document”, as defined in the Credit Agreement.
SECTION 6.10    No Novation. The parties hereto expressly acknowledge that it is not their intention that this Amendment or any of the other Credit Documents executed or delivered pursuant hereto constitute a novation of any of the obligations, covenants, or agreements contained in the Existing Credit Agreement or any other Credit Document, but rather constitute a modification thereof or supplement thereto pursuant to the terms contained herein. The Existing Credit Agreement and the other Credit Documents, in each case as amended, modified, or supplemented hereby, shall be deemed to be continuing agreements among the parties thereto, and all documents, instruments, and agreements delivered, as well as all Liens created, pursuant to or in connection with the Existing Credit Agreement and the other Credit Documents shall remain in full force and effect, each in accordance with its terms (as amended, modified, or supplemented by this Amendment), unless such document, instrument, or agreement has otherwise been terminated or has expired in accordance with or pursuant to the terms of this Amendment or such document, instrument, or agreement or as otherwise agreed by the required parties hereto or thereto, it being understood that from after the occurrence of Effective Date, each reference in the Credit Documents to the “Credit Agreement,” “thereunder,” “thereof” (and each reference in the Credit Agreement to “this Amendment,” “hereunder,” or “hereof”) or words of like import shall mean and be a reference to the Credit Agreement as amended, modified or supplemented by this Amendment.
SECTION 6.11    Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses incurred by them in connection with this Amendment, including the reasonable and documented fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Lenders.
IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the day and year first above written, to be effective as of the Effective Date.
Borrower:
WYNN RESORTS FINANCE, LLC

By: Wynn Resorts Holdings, LLC, its sole member

By: Wynn Resorts, Limited, its sole member

By:     /s/ Craig S. Billings
Name:    Craig S. Billings
Title:    President and Chief Financial Officer

Guarantors:
EVERETT PROPERTY, LLC

By: Wynn America Group, LLC, its sole member

By: Wynn Resorts Finance, LLC, its sole member

By: Wynn Resorts Holdings, LLC, its sole member

By: Wynn Resorts, Limited, its sole member

By:     /s/ Craig S. Billings
Name:    Craig S. Billings
Title:    President and Chief Financial Officer

WYNN MA, LLC

By: Wynn America Group, LLC, its sole member

By: Wynn Resorts Finance, LLC, its sole member

By: Wynn Resorts Holdings, LLC, its sole member

By: Wynn Resorts, Limited, its sole member

By:     /s/ Craig S. Billings
Name:    Craig S. Billings
Title:    President and Chief Financial Officer

EBH HOLDINGS, LLC

By: Wynn MA, LLC, its sole member

By: Wynn America Group, LLC, its sole member

By: Wynn Resorts Finance, LLC, its sole member

By: Wynn Resorts Holdings, LLC, its sole member

By: Wynn Resorts, Limited, its sole member

By:     /s/ Craig S. Billings
Name:    Craig S. Billings
Title:    President and Chief Financial Officer

EBH MA PROPERTY, LLC

By: Wynn MA, LLC, its managing member

By: Wynn America Group, LLC, its sole member

By: Wynn Resorts Finance, LLC, its sole member

By: Wynn Resorts Holdings, LLC, its sole member

By: Wynn Resorts, Limited, its sole member

By:     /s/ Craig S. Billings
Name:    Craig S. Billings
Title:    President and Chief Financial Officer

WYNN AMERICA GROUP, LLC

By: Wynn Resorts Finance, LLC, its sole member

By: Wynn Resorts Holdings, LLC, its sole member

By: Wynn Resorts, Limited, its sole member

By:     /s/ Craig S. Billings
Name:    Craig S. Billings
Title:    President and Chief Financial Officer

WYNN LAS VEGAS HOLDINGS, LLC

By: Wynn America Group, LLC, its sole member

By: Wynn Resorts Finance, LLC, its sole member

By: Wynn Resorts Holdings, LLC, its sole member

By: Wynn Resorts, Limited, its sole member

By:     /s/ Craig S. Billings
Name:    Craig S. Billings
Title:    President and Chief Financial Officer

WYNN LAS VEGAS, LLC

By: Wynn Las Vegas Holdings, LLC, its sole member

By: Wynn America Group, LLC, its sole member

By: Wynn Resorts Finance, LLC, its sole member

By: Wynn Resorts Holdings, LLC, its sole member

By: Wynn Resorts, Limited, its sole member

By:     /s/ Craig S. Billings
Name:    Craig S. Billings
Title:    President and Chief Financial Officer

WYNN SUNRISE, LLC

By: Wynn Las Vegas, LLC its sole member

By: Wynn Las Vegas Holdings, LLC, its sole member

By: Wynn America Group, LLC, its sole member

By: Wynn Resorts Finance, LLC, its sole member

By: Wynn Resorts Holdings, LLC, its sole member

By: Wynn Resorts, Limited, its sole member

By:     /s/ Craig S. Billings
Name:    Craig S. Billings
Title:    President and Chief Financial Officer

WYNN GROUP ASIA, INC.

By:     /s/ Craig S. Billings
Name:    Craig S. Billings
Title:    Treasurer

Acknowledged and Agreed by:
DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent
By:        /s/ Philip Tancorra
Name:    Philip Tancorra
Title:    Vice President
By:        /s/ Yumi Okabe
Name:    Yumi Okabe
Title:    Vice President
DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender
By:        /s/ Philip Tancorra
Name:    Philip Tancorra
Title:    Vice President
By:        /s/ Yumi Okabe
Name:    Yumi Okabe
Title:    Vice President

BANK OF AMERICA, N.A., as a Lender
By:        /s/ Brian D. Corum
Name:    Brian D. Corum
Title:    Managing Director

BNP PARIBAS, as a Lender

By:        /s/ James McHale
Name:    James McHale
Title:    Managing Director
By:        /s/ Aadil Zuberi
Name:    Aadil Zuberi
Title:    Director
CITIZENS BANK, N.A., as a Lender
By:        /s/ Sean McWhinnie
Name:    Sean McWhinnie
Title:    Director
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender
By:        /s/ Steven Jonassen
Name:    Steven Jonassen
Title:    Managing Director
By:        /s/ Attila Coach
Name:    Attila Coach
Title:    Managing Director
FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender
By:        /s/ Knight D. Kieffer
Name:    Knight D. Kieffer
Title:    Managing Director

GOLDMAN SACHS BANK USA, as a Lender
By:        /s/ Mahesh Mohan
Name:    Mahesh Mohan
Title:    Authorized Signatory
JPMORGAN CHASE BANK, N.A., as a Lender
By:        /s/ Nadeige Dang
Name:    Nadeige Dang
Title:    Executive Director
MIZUHO BANK, LTD., as a Lender
By:        /s/ Raymond Ventura
Name:    Raymond Ventura
Title:    Managing Director
THE BANK OF NOVA SCOTIA, as a Lender
By:        /s/ Ajit Goswami
Name:    Ajit Goswami
Title:    Industry Head & Managing Director
SUMITOMO MITSUI BANKING CORPORATION, as a Lender
By:        /s/ Michael Maguire
Name:    Michael Maguire
Title:    Managing Director
TRUIST BANK, as a Lender
By:        /s/ Amanda Parks
Name:    Amanda Parks
Title:    SVP

WESTERN ASSET MANAGEMENT COMPANY, LLC, as a Lender
By:        /s/ Daniel E. Giddings
Name:    Daniel E. Giddings
Title:    Manager, Global Legal Affairs